EXHIBIT 99.2






                          PLAN AND AGREEMENT OF MERGER

                                  BY AND AMONG

                             LASV ENTERPRISES, INC.,

                              DCT COMBINATION, INC.

                                       AND

                             D.C.T. CORPORATION LTD.











                                FEBRUARY 19, 2001







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
                           TABLE OF CONTENTS
                                                                                        Page
ARTICLE I        DEFINITIONS AND INTERPRETATION...........................................1
         1.1     Definitions..............................................................1
         1.2     Interpretation...........................................................5
         1.3     Knowledge................................................................5

ARTICLE II       THE MERGER...............................................................6
         2.1     The Merger...............................................................6
         2.2     Merger Consideration.....................................................6
         2.3     Closing and Effective Time of the Merger.................................6

ARTICLE III      REPRESENTATIONS AND WARRANTIES OF
                 LASV PARTIES.............................................................6
         3.1     Organization of LASV.....................................................6
         3.2     Authority Relative to this Agreement.....................................6
         3.3     No Violations............................................................7
         3.4     Consents and Approval....................................................7
         3.5     LASV Capitalization......................................................7
         3.6     SEC Filings..............................................................8
         3.7     Absence of Certain Changes...............................................8
         3.8     Litigation...............................................................8
         3.9     Brokers..................................................................9

ARTICLE IV       REPRESENTATIONS AND WARRANTIES OF DCT....................................9
         4.1     General..................................................................9
         4.2     Governmental Licenses and Permits; Compliance with Laws.................10
         4.3     Intellectual Property...................................................10
         4.4     Labor Matters...........................................................11
         4.5     Undisclosed Liabilities.................................................11
         4.6     No ERISA Plans..........................................................11
         4.7     Transactions with Affiliates............................................11
         4.8     Brokers.................................................................12
         4.9     Investment Representations..............................................12

ARTICLE V        COVENANTS OF LASV PARTIES PENDING CLOSING...............................12
         5.1     Notice of Certain Events................................................12
         5.2     Access and Information..................................................12
         5.3     LASV Shareholders' Meeting..............................................13
         5.4     Confidentiality.........................................................13
         5.5     No Solicitation.........................................................13
         5.6     Consummation of the Merger..............................................13

ARTICLE VI       COVENANTS OF DCT PENDING CLOSING........................................13
         6.1     Conduct of Business.....................................................13
         6.2     Access and Information..................................................14
         6.3     Confidentiality.........................................................14
         6.4     No Solicitation.........................................................14
         6.5     Supplemental Information................................................14
         6.6     Consummation of the Merger..............................................15
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                                   i
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

ARTICLE VII      CONDITIONS TO OBLIGATIONS OF LASV.......................................15
         7.1     Representations True at Closing.........................................15
         7.2     Opinion of DCT Counsel..................................................15
         7.3     Consents................................................................15
         7.4     Other Documents.........................................................15

ARTICLE VIII     CONDITIONS TO DCT OBLIGATIONS...........................................16
         8.1     LASV Parties Representations True at Closing............................16
         8.2     Opinion of LASV's Counsel...............................................16
         8.3     Other Documents.........................................................16

ARTICLE IX       ADDITIONAL AGREEMENTS...................................................16
         9.1     Consents and Approvals..................................................16
         9.2     Publicity...............................................................16
         9.3     Expenses................................................................17
         9.4     Conveyance Taxes........................................................17
         9.5     Name/Symbols Reservation and Charter Amendment..........................17
         9.6     Anitrust Filings, etc...................................................17

ARTICLE X        NATURE AND SURVIVAL OF
                 REPRESENTATIONS AND WARRANTIES..........................................17
         10.1    Nature of Statements....................................................17
         10.2    Survival of Representations and Warranties..............................18

ARTICLE XI       INDEMNIFICATION.........................................................18
         11.1    Indemnification Regarding Article IV Representations, Warranties
                 and DCT Covenants.......................................................18
         11.2    Indemnification by LASV.................................................18
         11.3    Requests for Indemnification............................................18

ARTICLE XII      AMENDMENT AND TERMINATION...............................................20
         12.1    Amendment...............................................................20
         12.2    Waiver..................................................................20
         12.3    Termination.............................................................20
         12.4    Consequences of Termination.............................................20

ARTICLE XIII     GENERAL PROVISIONS......................................................21
         13.1    Non-Business Days.......................................................21
         13.2    Shareholder Consent.....................................................21
         13.3    Notices.................................................................21
         13.4    Entire Agreement........................................................22
         13.5    Assignment; Binding Effect..............................................22
         13.6    Counterparts............................................................22
         13.7    Governing Law; Jurisdiction; Venue......................................22
         13.8    Severability of Provisions..............................................22
         13.9    Specific Performance....................................................23
         13.10   Joint Drafting..........................................................23
         13.11   Captions................................................................23
         13.12   No Third-Party Beneficiaries............................................23
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






ANNEX AND EXHIBITS

Annex A - Plan of Merger.
Exhibit A - Form of Legal  Opinion  relating  to DCT.
Exhibit B - Form of Legal Opinion relating to LASV.



                                       iii

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                          PLAN AND AGREEMENT OF MERGER

         This PLAN AND AGREEMENT OF MERGER ("Agreement") is entered into on this
19th day of February,  2001, among LASV Enterprises Inc., a Delaware corporation
("LASV"), DCT Combination, Inc., a State of Washington corporation and wholly owned subsidiary of LASV ("Merger Subsidiary"), both of which are together referred to in this Agreement as the "LASV Parties," and D.C.T. Corporation
Ltd., a Bahamas corporation ("DCT").

                              W I T N E S S E T H:

         WHEREAS, DCT is the legal owner of, among other things, a promising new development in the technology known as "Dynamic Chaos," which has been developed, patented and demonstrated by DCT's principal shareholders. This new development in Dynamic Chaos technology has been used to transmit data at a high-speed rate through radio microwave broadband signals. DCT is currently preparing patent filings for the application of this technology and intends to license this technology.

         WHEREAS, DCT's other assets include, without limitation,  the exclusive ownership and rights to  manufacture,  market and distribute a related  software search engine currently known under the name  "Forget-Me-Not" and recorded under
United States Patent Number 5,774,587,  as well as the rights to an internet web
site,      which     describes     the      "Forget-Me-Not"      software     at
http://www.neurosoftdata.com.

         WHEREAS, the parties to this Agreement (the "Parties") wish to effect a business combination in which Merger Subsidiary will merge into DCT in a merger
(the "Merger") to be consummated under the laws of the State of Washington and the Companies Act, 1992 of the Bahamas (the "Companies Act").

         NOW,   THEREFORE,   in   consideration  of  the  premises  and  of  the
representations,  warranties and covenants herein contained, the Parties to this
Agreement agree as follows:

                                    ARTICLE I

                         DEFINITIONS AND INTERPRETATION

         1.1      Definitions.  In this Agreement:

                  "Affiliate" means a Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with another Person with the terms "control" and "controlled" meaning for purposes of this definition, the power to direct the management and policies of a Person, directly or indirectly, whether through the ownership of voting securities or partnership or other ownership interests, or by contract or otherwise.


                                        1


                  "Alternate Transaction" means with respect to a given Party any proposal or offer for a merger, consolidation, acquisition, business combination, sale of all or a substantial portion of assets, liquidation, recapitalization or other reorganization involving that Party, or any proposal or offer for the acquisition in any manner of a substantial equity interest in that Party, other than the transactions contemplated hereby.

                  "Business Day" means a day other than Saturday, Sunday or any day on which banks located in the United States are authorized or obligated to close.

                  "Charter Documents" mean (i) in the case of any Person which is a corporation, its articles or certificate of incorporation and bylaws, or other similar governing documents under the jurisdiction in which it is formed, and each certificate or other document setting forth the designation, amount and relative rights, limitations and preferences of any class or series of the corporation's capital stock,
         (ii) in the case of any Person which is a partnership, its partnership agreement and, if it is a limited partnership, its certificate of limited partnership, or other similar governing documents under the jurisdiction in which it is formed, and (iii) in the case of any Person which is a limited liability company, its articles or certificate of organization and its regulations or limited liability company agreement, or other similar governing documents under the jurisdiction in which it is formed.

                  "Closing" has the meaning specified in Section 2.3.

                  "Closing Date" means February 19, 2001.

                  "Code" means the United States Internal Revenue Code of 1986, as amended.

                  "Companies Act" has the meaning specified in the preamble to this Agreement.

                  "Damages" mean all obligations, claims, liabilities, damages, penalties, deficiencies, losses, investigations, proceedings, judgments, fines, and reasonable costs and expenses (including
         reasonable   costs  and  expenses   incurred  in  connection  with  the
         performance of obligations, interest, bonding and court costs and attorneys', accountants', engineers', consultants' and investigators' fees and disbursements) and disbursements incurred in connection with any investigation or defense of any of the foregoing.

                  "DCT  Business"   means  (i)  the  research  and   development
         associated with the technology known as Dynamic Chaos, which uses dynamic chaos technology and chaotic oscillations to transmit data at a high speed rate through radio microwave broadband signals, together with the commercial exploitation and licensing of such technology and any patent or other intellectual property owned by DCT and associated with such technology on a worldwide basis (other than within the Russian Federation), (ii) developing, marketing, distributing, or further improving or developing of a related software search engine, currently marketed under the name Forget-Me-Not, together with the commercial

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

         exploitation and licensing of such software and any patent or other intellectual property owned by DCT and associated therewith on a worldwide basis (other than within the Russian Federation), (iii) any further developments or spin-offs related to the foregoing technology, and (iv) all activities associated with or incidental to the foregoing.

                  "DCT Disclosure Schedule" means the Disclosure Schedule signed for identification purposes only by the principal executive officer of DCT, which DCT has delivered to, and which has been reviewed and accepted by, the LASV Parties on or before the date of this Agreement, and which contains information relevant to the representations and warranties made by the DCT Parties in Articles IV and V.

                  "DCT Shares" mean at any date all of the shares of DCT Stock issued and outstanding as of such date.

                  "DCT Stock" means the capital stock of DCT as authorized by its Charter Documents.

                  "Effective Time" means the time and date when the Merger becomes effective under the Plan of Merger.

                  "Employment   Agreements"   mean  the  Employment   Agreements
         specified in Section 4.4 of the DCT Disclosure Schedule.

                  "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated under that Act.

                  "GAAP" means  U.S. generally  accepted  accounting  principles
         consistently   applied   throughout   the  specified   period  and,  if
         applicable, the immediately preceding comparable period.

                  "Governmental Entity" means any U.S. federal, state, local or foreign court, executive office, legislature, governmental agency or ministry, commission, or administrative, regulatory or self-regulatory authority or instrumentality.

                  "HSR" means the U.S. Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

                  "Law" means a law, statute, ordinance, rule, code or regulation enacted or promulgated, or order, directive, instruction or other legally binding guideline or policy issued or rendered by, any Governmental Entity.

                  "Lien" means a lien, mortgage, deed of trust, deed to secure debt, pledge, hypothecation, assignment, deposit arrangement, easement, preference, priority, assessment, security interest, lease, sublease, charge, claim, adverse claim, levy, interest of other Persons, or other encumbrance of any kind.

                  "Mailing Date" has the meaning specified in Section 6.5.

                  "Material Adverse Effect" means when used with reference to a Party, a material adverse effect on the financial condition, business or results of operations of that Party and its Subsidiaries taken as a whole, without giving effect to the consummation of the transactions contemplated hereby.

                  "Merger" has the meaning specified in the preamble of this Agreement.

                  "Merger Shares" mean the aggregate of 90,500,000 shares of LASV Common Stock to be issued to the DCT Shareholders as contemplated in Section 2.2 and the Plan of Merger.

                  "Permitted Liens" mean those Liens with respect to (i) current taxes not yet due and payable and (ii) other Liens (including mechanics, couriers', workers', repairers', landlords', materialmen's, warehousemen's and other similar liens) arising in ordinary course of business as would not in the aggregate materially adversely affect the value of, or materially interfere with the use of, the property subject thereto.

                  "Person" means an individual, corporation, partnership, association, joint stock company, limited liability company, Governmental Entity, business trust, unincorporated organization, or other legal entity.

                  "LASV Charter Amendments" has the meaning specified in Section 6.5.

                  "LASV Common Stock" means the Common Stock, $.001 par value per share, of LASV.

                  "LASV SEC Filings" has the meaning specified in Section 3.6.

                  "SEC" means the U.S. Securities and Exchange Commission or any successor agency.

                  "Securities Act"  means  the  U.S. Securities  Act of 1933, as
         amended,  and  the  rules  and  regulations  of  the  SEC   promulgated
         thereunder.

                  "Subsidiary" of a Party means an Affiliate of that Party in which 50% or more of its aggregate voting power (or any other voting, membership, partnership or joint venture equity interest in the case of an Affiliate that is not a corporation) is beneficially owned by that Party directly or indirectly through one or more other Persons.

                  "Tax" means any tax of any kind, however denominated, including any interest, penalties or other additions to tax that may become payable in respect thereof or in respect of a failure to comply with any requirement relating to any Tax Return, imposed by any U.S. federal, foreign, state or local Governmental Entity, including all income, gross income, gross receipts, profits, goods and services, social security, old age security, sales and use, ad valorem, excise, franchise, business license, occupation, real property gains, payroll and employee withholding, unemployment insurance, real and personal property, stamp, environmental, transfer, workers' compensation, severance, alternative minimum, windfall, and capital taxes, and other obligations of the same or a similar nature to any of the foregoing.

                  "Taxing Authority" means any Governmental Entity responsible for the imposition, assessment, enforcement or collection of any Tax.

                  "Tax Returns" mean all Tax returns, declarations, reports, estimates, information returns and statements required to be filed with any Taxing Authority, or provided to any partner, shareholder, joint venturer or member under U.S. federal, foreign, state, or local Laws (including reports with respect to backup withholding and payments to Persons other than Taxing Authorities), and annual tax returns on behalf of employee benefit plans sponsored by LASV or DCT or any of their respective Subsidiaries.

         1.2 Interpretation. Capitalized terms defined in this Agreement are equally applicable to both their singular and plural forms. References in this Agreement to a designated "Article" or "Section" refer to an Article or Section of this Agreement, unless otherwise specifically indicated. All pronouns in this Agreement shall be construed as including both genders and the neuter. In this Agreement, "including" is used only to indicate examples, without limitation to the indicated examples, and without limiting any generality which precedes it.

         1.3 Knowledge. When a representation and warranty in Article III is made to the "knowledge" of either LASV Party, it means receipt of notice by or actual knowledge of the Chairman of the Board, the President and Chief Executive Officer, the Chief Financial Officer or any Vice President of LASV. When a representation and warranty in Articles IV and V is made to the "knowledge" of DCT, it means receipt of notice by or actual knowledge of any officer of DCT. No representation or warranty by any Party may be qualified or limited by reference to knowledge of such Party unless due inquiry has actually been made by such Party.

                                   ARTICLE II

                                   THE MERGER

         2.1 The Merger. Subject to satisfaction of the conditions set forth in this Agreement at the Effective Time, Merger Subsidiary shall be merged with and into DCT in accordance with the Laws of the State of Washington and the Companies Act.

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

         2.2 Merger Consideration. As more fully provided in, and subject to the terms and provisions of, the Plan of Merger, all of the DCT Shares issued and outstanding immediately before the Effective Time will, as a result of the Merger, be converted into an aggregate of 90,500,000 shares of LASV Common Stock.

         2.3 Closing and Effective Time of the Merger. The closing of the Merger (the "Closing") shall take place in British Columbia, Canada, as is mutually agreeable to LASV and DCT, on the Closing Date. As soon as practicable after the Closing, DCT and Merger Subsidiary will cause Articles of Merger to be executed and filed with the Secretary of State of Washington and the Bahamas Registrar as required by the laws of the State of Washington and the Companies Act.

                                   ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF LASV PARTIES

         The LASV Parties jointly and severally represent and warrant to the DCT Parties that:

         3.1 Organization of LASV. Each LASV Party is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware and Washington, respectively. Each LASV Party has full corporate power and authority to conduct its business as it is currently being conducted. Each LASV Party is duly qualified to do business, and in good standing, in each jurisdiction where the nature of its properties or business requires such qualification. The LASV Parties have delivered to DCT true, correct and complete copies of the Charter Documents of each LASV Party.

         3.2 Authority Relative to this Agreement. Each LASV Party has the requisite corporate power and authority to enter into and perform its obligations under this Agreement. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereunder, and the issuance and delivery of the Merger Shares have been duly authorized by the respective Boards of Directors of the LASV Parties. No other corporate proceedings on the part of either LASV Party is necessary to authorize this Agreement, or the transactions contemplated hereunder. This Agreement has been duly executed and delivered by LASV. Assuming the valid authorization, execution and delivery of this Agreement by DCT, this Agreement is a valid and binding obligation of LASV, enforceable against LASV in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other Laws relating to or affecting creditors' rights generally or by equitable principles.

         3.3 No Violations. The execution, delivery and performance of this Agreement by the respective LASV Parties will not:

                  (i) constitute a breach or violation of or default under the Charter Documents of either LASV Party or of any LASV Subsidiaries or, assuming the obtainment of the

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



         consents and approvals described in clause (i) of Section 3.4, any Law applicable to either LASV Party; or

                  (ii) except as accurately set forth on Schedule 3.3 of the LASV Disclosure Schedule, violate or conflict with or result in a breach of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under or result in the termination of, or accelerate the performance by, or result in a right of termination under, or result in the creation of any Lien upon the assets or properties of LASV or any of its Subsidiaries under, any contract, indenture, loan document, license, permit, order, decree or instrument to which LASV or any of its Subsidiaries is a party or by which any of them or their assets or properties are bound.

         3.4 Consents and Approval. No consent, order, approval, waiver or authorization of, or registration, application, declaration or filing with, any Person is required with respect to either LASV Party or any LASV Subsidiary in connection with the execution and delivery of this Agreement, the issuance of the Merger Shares or the consummation of the transaction contemplated hereby except for:

                  (i) the consents and approvals described on Section 3.4 of the LASV Disclosure Schedule.

         3.5 LASV Capitalization. The authorized capital stock of LASV consists of (i) 100 million shares of LASV Common Stock, $.001 par value, and (ii) 1 million shares of Preferred Stock, $.001 par value, of LASV ("LASV Preferred Stock"). As of the date hereof 5,921,842 shares of LASV Common Stock, and no shares of LASV Preferred Stock, are issued and outstanding. All of the issued and outstanding shares of LASV Common Stock are duly and validly issued, fully paid and non-assessable, and were issued free of preemptive rights, in compliance with any rights of first refusal. No subscription, warrant, option, convertible security, stock appreciation or other right (contingent or other) to purchase or acquire any shares of any class of capital stock of LASV or any of its Subsidiaries is authorized or outstanding, and there is not outstanding any commitment of LASV or any of its Subsidiaries to issue any shares, warrants, options or other such rights or to distribute to holders of any class of its capital stock any evidences of indebtedness or assets. Neither LASV nor any of its Subsidiaries has any contingent or other obligation to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof. LASV is not a party, and has no knowledge that any LASV Shareholders are parties, to any voting agreement, voting trust or similar agreement or arrangement relating to LASV's capital stock.

         The authorized capital stock of Merger Subsidiary consists of 1,000 shares of common stock, par value $.001 per share, all of which shares are issued and outstanding and owned by LASV.

         Upon their issuance, the Merger Shares will be duly authorized, validly issued, fully paid and non-assessable shares of LASV Common Stock.

         3.6 SEC Filings. LASV has filed all forms, reports and documents required to be filed by them with the SEC since its inception, and LASV has made available to DCT true and complete copies of (i) the Annual Report on Form 10-KSB of LASV for the year ended December 31, 2000, and (ii) all other reports (including any Current Reports on Form 8-K), statements and registration statements filed by LASV with the SEC since inception (collectively, the "LASV SEC Filings"). The LASV SEC Filings, including all financial statements or schedules included in them, (i) comply in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and
(ii) did not at the time of their filing (or if amended, supplemented or superseded by a later filing, on the date of the later filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         3.7 Absence of Certain Changes. Except as set forth in Section 3.7 of LASV Disclosure Schedule, since February 1, 2001, LASV and its Subsidiaries have conducted their businesses only in the ordinary course, consistent with past practice, and there has not occurred a Material Adverse Effect, or any event that could reasonably be expected to result in a Material Adverse Effect, on LASV and the Subsidiaries considered as a whole.

         3.8 Litigation. Except as disclosed in Section 3.8 of LASV Disclosure Schedule, there is no suit, action, investigation or proceeding pending or, to the knowledge of the LASV Parties, threatened against LASV or any of its Subsidiaries at Law or in equity before or by any Governmental Entity or before any arbitrator or mediator of any kind, and there is no judgment, decree, injunction, rule or order of any Governmental Entity, arbitrator or mediator to which LASV or any of its Subsidiaries are subject. Neither LASV Party has knowledge of any grounds on which any suit, action, investigation or proceeding of the nature referred to in this Section 3.8 might be commenced with any reasonable likelihood of success.

         3.9 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with this Agreement or the transactions contemplated hereby based upon arrangements made by or on behalf of the LASV Parties.

                                   ARTICLE IV

                      REPRESENTATIONS AND WARRANTIES OF DCT

         DCT represents and warrants to the LASV Parties that:

         4.1  General.  Except as set forth in Section 4.1 of the DCT Disclosure
Schedule:

                  (i) DCT is a corporation formed on August 31, 2000 and is duly organized, validly existing and in good standing under the laws of the Bahamas, has full authority and corporate power to conduct its business as presently conducted, and is not required to be qualified to do business as a foreign corporation in any other jurisdiction;

                  (ii) DCT has delivered to the LASV true and correct copies of the DCT Charter Documents;

                  (iii) DCT has the requisite corporate power and authority to enter into and perform its obligations under this Agreement. The execution and delivery of this Agreement and consummation of the transactions contemplated hereunder have been duly authorized by the Board of Directors of DCT, and no other corporate proceedings on the part of DCT or the DCT shareholders are necessary to authorize this Agreement or the consummation of the transactions contemplated hereunder. Assuming the valid authorization, execution and delivery of this Agreement by the LASV Parties, this Agreement is a valid and binding obligation of DCT, enforceable against DCT in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other Laws relating to or affecting creditors' rights generally or by equitable principles;

                  (iv) The execution, delivery and performance of this Agreement will not (x) constitute a breach or violation of or default under the DCT Charter Documents or any Law applicable to the DCT or (y) violate or conflict with or result in a breach of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under or result in the termination of, or accelerate the performance by, or result in the termination under, or result in the creation of Lien upon the assets of DCT under any contract, agreement, or instrument to which DCT is a party or by which any of its assets are bound;

                  (v) No consent, approval, waiver, authorization of, or registration, application, declaration or filing with, any Person is required with respect to DCT in connection with the execution and delivery of this Agreement or consummation of the transactions contemplated hereby;

                  (vi) DCT does not have any assets, rights or properties other than the assets set forth on Schedule 4.3 of the DCT Disclosure Schedule and its rights under the Employment Agreements;

                  (vii) DCT is not a party to or bound by, nor are its assets or properties subject to any contract or agreement other than the DCT Charter Documents and the Employment Agreements;

                  (viii) The DCT Shares owned and held by the DCT shareholders and to be exchanged in the Merger under this Agreement represent all of the issued and outstanding shares of DCT, and no subscription, warrant, option, convertible security, stock appreciation or other right (contingent or other) to purchase or acquire any shares of any class of capital stock of DCT is authorized or outstanding and there is not outstanding any commitment of DCT to issue any shares, warrants, options or other such rights or to distribute to holders of any class of its capital stock any evidences of indebtedness or assets;

                  (ix) DCT has no Subsidiaries, and does not otherwise have any equity investment in any corporation, partnership or joint venture or other business entity;

                  (x) There is no suit, action, investigation or proceeding pending or, to DCT's knowledge threatened, against DCT at Law or in equity before or by any Governmental Entity or before any arbitrator or mediator of any kind and there is no judgment, decree, injunction, rule or order of any Governmental Entity, arbitrator or mediator to which DCT is subject; and

                  (xi) Except with respect to persons with Employment Agreements, DCT does not have, and has not had, any employees, and DCT has not conducted any business or operations other than to hold the assets set forth in Section 4.3 of the DCT Disclosure Schedules and to conduct demonstrations and presentations relating thereto.

         4.2 Governmental Licenses and Permits; Compliance with Laws. DCT has not received notice of any revocation or modification of any licence, certification, tariff, permit, registration, exemption, approval or other authorization by any Governmental Entity, and DCT is in compliance in all material respects with all applicable Laws.

         4.3 Intellectual Property. DCT owns, or has a valid license or other right to use, all patents, trademarks, service marks, trade names, copyrights, trade secrets, technology, know-how and other intellectual property (the "Intellectual Property") necessary to or used in the conduct of the business of DCT as now conducted and as proposed to be conducted. Section 4.3 of the DCT Disclosure Schedule contains a complete and accurate list, including the date of grant and the expiration date of, all patents, patent applications, trademarks and service marks and related applications, trade names and copyrights owned by or licensed to DCT. Section 4.3 of the DCT Disclosure Schedule also contains a description, including the date of execution, scheduled termination date and allowed extension periods, as applicable, of all agreements or licenses relating to the acquisition by or license to DCT of such Intellectual Property or under which DCT has sold or granted a right to use any Intellectual Property. All Intellectual Property owned by DCT is owned by it or them free and clear of all Liens, except Permitted Liens. The conduct of DCT's business does not conflict with or infringe upon any Intellectual Property rights of any other person and no claims of conflict or infringement are pending or, to the knowledge of DCT threatened, against DCT. DCT has made all necessary filings and recordations and has paid all required fees and Taxes to maintain ownership of the Intellectual Property.

         4.4 Labor Matters. There is no labor strike, dispute, slowdown, work stoppage, unresolved labor union grievance or labor arbitration proceedings pending or, to the knowledge of DCT threatened, against DCT, and no current union organizing activities among employees of DCT. Except for the employees who are parties to those certain Employment Agreements accurately listed on Section
4.4 of the DCT Disclosure Schedule, as of the date hereof, DCT has no employees.

         4.5 Undisclosed Liabilities.  Except as accurately set forth in Section
4.5  of  the  DCT  Disclosure  Schedule,  DCT  has  no  debts,   liabilities  or
obligations, known or unknown, fixed or contingent, other than those arising under the Employment Agreements, the Institute Contract and the Amendment to the Assignment Agreement, copies of which have been provided to the LASV Parties.

         4.6 No ERISA Plans. DCT has no benefit plans which are subject to provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or the Code or any comparable provision of any non-U.S. Law. DCT has not engaged in any transaction with respect to any benefit plan for which it could be subject, directly or indirectly, to a material liability for either civil penalty assessed pursuant to Section 502(i) of ERISA or a material penalty imposed by the Code or any comparable provisions of any non-U.S. law.

         4.7 Transactions with Affiliates: Except as set forth in Section 4.7 of the DCT Disclosure Schedule, no Affiliate of DCT:

                  (i) is a party to or has any interest in any contract or agreement with DCT;

                  (ii)  has any outstanding loan to or receivable from DCT; or

                  (iii) has any ownership interest (other than a stock ownership interest representing less than 1% of the outstanding stock of any corporation which is publicly traded), directly, indirectly, or beneficially, in any customer of or supplier to DCT.

         4.8 Brokers. Except as set forth on Section 4.8 of the DCT Disclosure Schedule, no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with this Agreement or the transactions contemplated hereby based upon arrangements made by or on behalf of any DCT Party.

         4.9      Investment Representations.

                  (a) Merger Shares Not Registered. The issuance of the Merger Shares, has not been registered under the Securities Act, or registered or qualified under any applicable state or foreign securities laws.

                  (b) Restrictive Legend. In addition to any other legends required by law or the other agreements entered into in connection herewith, the certificates evidencing the Merger Shares issued pursuant to this Agreement will bear a conspicuous restrictive legend substantially as follows:

                  THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS,

                  AND THEY CANNOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH OTHER STATE LAWS OR UPON DELIVERY TO THIS CORPORATION OF AN OPINION OF LEGAL COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

                                    ARTICLE V

                    COVENANTS OF LASV PARTIES PENDING CLOSING

         The LASV Parties agree that pending the Closing:

         5.1 Notice of Certain Events. LASV shall notify DCT of any matter or event which comes to the knowledge of the LASV Parties which makes or could make any representation and warranty made concerning LASV or any of its Subsidiaries in Article III untrue.

         5.2 Access and Information. LASV shall give DCT and its representatives full access during normal business hours to all the properties, books, contracts, commitments and records of LASV and its Subsidiaries so that DCT and the DCT Shareholders may have full opportunity to make such investigation of LASV and its Subsidiaries as they shall reasonably request in advance.

         5.3 LASV Shareholders' Meeting. LASV hereby represents that in excess of ninety percent (90%) of the LASV shareholders have approved this transaction by written Resolution in lieu of a shareholders meeting (a copy of which has been delivered to DCT), and therefore it is not necessary or required to call a special meeting of the LASV shareholders to be held to vote to approve (i) the issuance of the Merger Shares in connection with the Merger, (ii) any amendments to the LASV Charter Documents to change the corporate name to "Dynamic Chaos Technology, Inc." as soon as practicable after the Closing (the "LASV Charter Amendments"), or (iii) any other matters related to this Agreement or the implementation thereof.

         5.4 Confidentiality. Except for information required or appropriate for inclusion in any application, filing, statement or notice to be filed by the LASV Parties with any Governmental Entity, all information and data furnished by the DCT Parties to the LASV Parties under this Agreement shall be received, held and treated confidentially by LASV, and none of such information shall be used in any manner for the benefit of LASV or any of its Subsidiaries or for the benefit of any business controlled by it or them.

         5.5 No Solicitation. LASV will immediately terminate any existing activities, discussions and negotiations with third parties concerning any possible Alternative Transaction involving LASV. LASV will not, and it will not cause or permit its Subsidiaries and the respective officers, directors, representatives, agents or representatives of LASV or its Subsidiaries to, directly or indirectly knowingly encourage, solicit or initiate any discussions or negotiations with any Person concerning any Alternative Transaction involving LASV.

         5.6 Consummation of the Merger. The LASV Parties shall use their commercially reasonable best efforts to perform and fulfill all conditions and obligations on their part to be performed and fulfilled under this Agreement to the end that the Merger is consummated.

                                   ARTICLE VI

                        COVENANTS OF DCT PENDING CLOSING

         DCT agrees that pending the Closing:

         6.1 Conduct of Business. DCT shall conduct its operations according to its ordinary and usual course of business, and shall use its commercially reasonable best efforts to preserve intact its business organization, keep available the services of its officers and employees and maintain normal business relationships with customers, clients and others having business relationships with it. DCT shall confer on a regular and frequent basis with one or more designated representatives of LASV to report on operational matters of materiality and to report the general status of ongoing operations of DCT. DCT shall notify LASV of:

                  (i) any unexpected material emergency or other material change in the normal course of business or in the operation of the properties of DCT;

                  (ii) any significant development in any regulatory proceedings, governmental complaints, investigations or hearings (or communication indicating that any may be contemplated) involving DCT; and

                  (iii) any matter or event which comes to the knowledge of DCT and which makes or could make any representation and warranty made concerning DCT in Articles IV or V untrue or inaccurate.

         DCT  shall  keep  LASV  fully   informed  of  such  events  and  permit
representatives of LASV access to all materials prepared in connection with such events.

         6.2 Access and Information. DCT shall give LASV and its representatives access during normal business hours to all the properties, books, contracts, commitments and records of DCT so that LASV may have full opportunity to make such investigation of DCT as they shall reasonably request in advance. DCT will furnish LASV all information concerning DCT required for inclusion in any application, filing, statement or notice made by LASV to, or filed or joined in by LASV with, any Government Entity in connection with this Agreement or the transactions contemplated hereunder. None of the information furnished to LASV under this Section 6.3 shall, at the date furnished, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

         6.3 Confidentiality. All information and data furnished to DCT by LASV or any of its Subsidiaries under this Agreement, whether furnished orally or in writing, shall be received, held and treated confidentially by DCT, and none of such information shall be used in any manner for the benefit of DCT or for the benefit of any business controlled by it.

         6.4 No Solicitation. Except with respect to a Transaction relating to the issuance of DCT capital stock permitted by clause (ii) of Section 6.2, DCT will immediately terminate any existing activities, discussions and negotiations with third parties concerning any possible Alternative Transaction involving DCT. DCT will not cause or permit its officers, directors, representatives, agents or representatives to, directly or indirectly, knowingly encourage, solicit or initiate any discussions or negotiations with any Person concerning any such Alternative Transaction. DCT will promptly communicate to LASV the terms and conditions of any proposal for any such Alternative Transaction that it may receive.

         6.5 Supplemental Information. DCT shall furnish LASV subsequent to the Closing, a copy of an audited financial statement as soon as practicable, together with any information ordinarily prepared in connection with such financial statements. All such financial statements shall be prepared in conformity with GAAP, shall present fairly in all material respects in accordance with GAAP, the financial position of DCT at the end of the periods covered thereby and the results of its operations for the periods covered thereby, subject to year-end adjustments (consisting of normal recurring accruals) and the omission of explanatory footnote materials required by GAAP.

         6.6 Consummation of the Merger. DCT shall use its commercially reasonable best efforts to perform and fulfill all conditions and obligations on its part to be performed and fulfilled under this Agreement, to the end that the Merger shall be consummated.

                                   ARTICLE VII

                        CONDITIONS TO OBLIGATIONS OF LASV

         The obligations of the LASV Parties to consummate the Merger are subject to the fulfillment of each of the following conditions on or before the Closing Date:

         7.1 Representations True at Closing. The LASV Parties shall not have discovered any material error, misstatement or omission in the representations and warranties made by DCT in Article IV and the representations and warranties made by DCT in Article IV shall be deemed to have been made again as of the time of the Closing, and shall then be true in all material respects.

         7.2 Opinion of DCT Counsel. LASV shall have received an opinion, dated as of the Closing Date, of Daniel M. Boyar, Esq., counsel to DCT, in the form attached as Exhibit A to this Agreement.

         7.3 Consents. LASV shall have received duly executed copies of all consents, authorizations, orders or approvals of any Governmental Entity or Person required by DCT for execution of this Agreement or consummation of the transactions contemplated hereunder including, if required, the expiration of any waiting periods required by HSR or any comparable non-U.S. law with respect to the transactions contemplated by this Agreement or early termination with respect thereto shall have been obtained and without imposition of any actions as a precondition to the expiration of any such waiting period.

         7.4 Other Documents. LASV shall have received the certificates, instruments and documents listed below:

                  (i) the certificates representing all of the issued and outstanding DCT Shares as of the Closing Date, duly endorsed to LASV;

                  (ii) all stock transfer registers, minute books and other corporate records pertaining to DCT; and

                  (iii) such other certificates, instruments and documents as may be reasonably requested by LASV.

                                  ARTICLE VIII

                          CONDITIONS TO DCT OBLIGATIONS

         The obligations of DCT to consummate the Merger are subject to the fulfillment of each of the following conditions on or before the Closing Date:

         8.1 LASV Parties Representations True at Closing. DCT shall not have discovered any material error, misstatement or omission in the representations and warranties made by the LASV Parties in Article III, the representations and warranties made by the LASV Parties in Article III shall be deemed to have been made again as of the time of the Closing, and shall then be true in all material respects; LASV shall have performed and complied with all agreements and conditions required to be performed or complied with by it at or prior to the Closing; and DCT shall have received certificates, each dated the Closing Date, of the President or Vice President of each of LASV, to the effects set forth in this Section 10.1.

         8.2 Opinion of LASV's Counsel. DCT shall have received an opinion, dated as of the Closing Date, of Warren J. Soloski, Esq., counsel to LASV, in the form attached as Exhibit B to this Agreement.

         8.3 Other Documents. The President of DCT, on behalf of all DCT shareholders, shall have received the certificates, instruments and documents listed below:

                  (i) stock certificates of LASV Common Stock representing the Merger Shares; and

                  (ii) such other certificates, instruments and documents as may be reasonably requested by the President of DCT.

                                   ARTICLE IX

                              ADDITIONAL AGREEMENTS

         9.1 Consents and Approvals. All Parties shall use their commercially reasonable best efforts to obtain, before the Closing, all consents and approvals from any Governmental Entity or Person that are necessary or required by any Party for the execution of this Agreement or the consummation of the transactions contemplated hereunder.

         9.2 Publicity. No Party other than LASV shall issue any press release or public announcement pertaining to this Agreement, the Merger, or any other transactions contemplated hereunder. LASV and DCT shall consult with each other concerning any such press release or public announcement and shall use their best efforts to agree on its text before its public dissemination and before making any filings with any Governmental Entity or national securities exchange with respect to any such press release or public announcement. In cases where LASV and DCT are unable to agree on a press release or public announcement, LASV will not issue it unless the proposing Party is required to do so by Law, in which case the Party so obligated shall use its best efforts to provide a copy of the press release or public announcement to the other Party before its filing or public dissemination.

         9.3 Expenses. LASV shall pay its own costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, and DCT shall pay its costs and expenses in connection with this Agreement and the transactions contemplated hereby, in each case whether or not the transactions contemplated under this Agreement are consummated.

         9.4 Conveyance Taxes. The Parties shall cooperate in the preparation of all Tax Returns, questionnaires, applications or other documents regarding any real property transfer tax, any stock transfer or stamp tax. This Section 9.4 does not apply or extend to any U.S. federal, foreign, state, or local income or similar Tax.

         9.5 Name/Symbols Reservation and Subsequent Charter Amendment. As soon as practicable after the execution of this Agreement, LASV shall reserve the corporate name "Dynamic Chaos Technology, Inc." in accordance with the the laws of the State of Delaware, if available.

         As soon as practicable after the closing of the Merger contemplated hereunder, LASV shall amend its corporate name to "Dynamic Chaos Technology, Inc.".

         9.6 Anitrust Filings, etc. Each of LASV and DCT shall timely file and promptly make any filing required under HSR or comparable non-U.S. law in connection with the Merger. LASV and DCT shall furnish to the other Party such information and assistance as the other Party may reasonably request in connection with the other Party's preparation of filings or submissions to any Governmental Entity including, without limitation, with respect to HSR. As reasonably requested by the other party, LASV and DCT shall furnish the other Party with copies of all correspondence, filings, communications between LASV and DCT or their respective representatives, on the one hand, and the representatives of the U.S. Federal Trade Commission, the Antitrust Division of the U.S. Department of Justice, any comparable non-U.S. Governmental Entity, any other Governmental Entity or members of their respective staffs, on the other hand, with respect to this Agreement or the transactions contemplated hereby.

                                    ARTICLE X

                             NATURE AND SURVIVAL OF
                         REPRESENTATIONS AND WARRANTIES

         10.1 Nature of Statements. All, but only those, statements contained in this Agreement or any Disclosure Schedule or certificate delivered by or on behalf of a Party under this Agreement shall be deemed representations and warranties made by that Party in connection with the transactions contemplated by this Agreement.

         10.2 Survival of Representations and Warranties. Regardless of any investigation made at any time by or on behalf of any Party or of any information any Party may have as a result of any such investigation, the representations and warranties made by the LASV Parties in Article III, and the representations and warranties made by DCT in Article IV, shall not survive, and shall terminate upon, the Closing.

                                   ARTICLE XI

                                 INDEMNIFICATION

         The respective indemnification obligations of the Parties are:

         11.1 Indemnification Regarding Article IV Representations, Warranties and DCT Covenants. DCT agrees to pay and to indemnify and hold harmless and defend the LASV Parties and their respective Affiliates, and their respective successors and assigns from and against any and all Damages caused by or arising out of or in respect of:

                  (i) any breach or default in the performance by DCT of any covenant or agreement of DCT contained in this Agreement; and

                  (ii) any breach of warranty or inaccurate or erroneous representation contained in Article IV of this Agreement.

         11.2 Indemnification by LASV. LASV agrees to pay and to indemnify and hold harmless and defend DCT, its shareholders and its Affiliates (but not DCT after the Closing), and their respective successors and assigns from and against any and all Damages caused by or arising out of or in respect of:

                  (i) any breach or default in the performance by LASV of any covenant or agreement of LASV contained in this Agreement; and

                  (ii) any breach of warranty or inaccurate or erroneous representation contained in Article III of this Agreement.

         11.3 Requests for Indemnification. If any Party (an "Indemnified Party") becomes aware of a fact, circumstance, claim, situation, demand or other matter for which it or any other Indemnified Party believes it is entitled to be indemnified under this Article XIII (any such item being herein called an "Indemnity Matter"), the Indemnified Party shall give prompt written notice of the Indemnity Matter to the Indemnifying Party, requesting indemnification therefor, specifying the nature of and specific basis for the Indemnity Matter and the amount or estimated amount thereof to the extent then feasible; provided, however, a failure to give such notice will not waive any rights of the Indemnified Party except to the extent the rights of the Indemnifying Party are actually materially prejudiced by such failure. The Indemnifying Party shall have the right to assume the defense or investigation of such Indemnity Matter and to retain counsel and other experts to represent the Indemnified Party and shall pay the fees and disbursements of such counsel and other experts. If within 30 days after receipt of the request (or five days if litigation is pending) the Indemnifying Party fails to give notice to the Indemnified Party that the Indemnifying Party assumes the defense or investigation of the Indemnity Matter, an Indemnified Party may retain counsel and other experts (whose fees and disbursements shall be at the expense of the Indemnifying Party) to file any motion, answer or other pleading and take such other action which the Indemnified Party reasonably deems necessary to protect its interests or those of the Indemnifying Party until the date on which the Indemnified Party receives such notice from the Indemnifying Party. If an Indemnifying Party retains counsel and other experts, any Indemnified Party shall have the right to retain its own counsel and other experts, but the fees and expenses of such counsel and other experts shall be at the expense of the Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party mutually agree to the retention of such counsel and other experts or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would, in the opinion of counsel retained by the Indemnifying Party, be inappropriate due to actual or potential differing interests between them.

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

         If requested by the Indemnifying Party, the Indemnified Party agrees to cooperate with the Indemnifying Party and its counsel in contesting any Indemnity Matter which the Indemnifying Party defends, or, if appropriate and related to the Indemnity Matter in question, in making any counterclaim against the person asserting the Indemnity Matter, or any cross-complaint against any person. No Indemnity Matter may be settled by the Indemnified Party without the consent of the Indemnifying Party, which consent will not be unreasonably withheld. Unless the Indemnifying Party agrees in writing that the Damages to the Indemnified Party resulting from such settlement are fully covered by the indemnities provided herein and that such Damages are fully compensable in money, no Indemnity Matter may be settled without the consent of the Indemnified Party, which consent will not be unreasonably withheld. Except with respect to settlements entered without the Indemnified Party's consent pursuant to the immediately preceding sentence, to the extent it is determined that the Indemnified Party has no right under this Article XIII to be indemnified by the Indemnifying Party, the Indemnified Party shall promptly pay to the Indemnifying Party any amounts previously paid or advanced by the Indemnifying Party with respect to such matters pursuant to this Article XIII.

         After the delivery of a notice of an Indemnity Matter hereunder, at the reasonable request of the Indemnifying Party the Indemnified Party shall grant the Indemnifying Party and its representatives full and complete access to the books, records and properties of the Indemnified Party to the extent reasonably related to the matters to which the notice relates. The Indemnifying Party will not disclose to any third person (except its representatives) any information obtained pursuant to the preceding sentence which is designated as confidential by the Indemnified Party and which is not otherwise generally available to the public or not already within the knowledge of the Indemnifying Party, except as may be required by applicable law. The Indemnifying Party shall request its representatives not to disclose any such information (unless already within its knowledge or as may be required by applicable law). All such access shall be subject to the normal safety regulations of the Indemnified Party, and shall be granted under conditions which will not unreasonably interfere with the business and operations of the Indemnified Party.

                                   ARTICLE XII

                            AMENDMENT AND TERMINATION

         12.1 Amendment. This Agreement may be amended only by a written instrument executed by LASV and DCT.

         12.2 Waiver. At any time on or before the Closing Date, each of the Parties may (i) extend the time for the performance of any of the obligations or other act of any of the other Parties, (ii) waive any inaccuracies in the representations and warranties made in this Agreement or in a Disclosure Schedule of a Party, (iii) waive compliance with any of the agreements or conditions of this Agreement which may be legally waived, and (iv) grant consents under this Agreement. Any such extension, waiver or grant shall be valid only if evidenced by a written

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

instrument executed by the Party giving it. Any such extension, waiver or grant on behalf of (i) the LASV Parties need only be executed by LASV and (ii) DCT executed by DCT.

         12.3 Termination. This Agreement may be terminated at any time before the Closing by:

                  (i)the mutual consent of the Boards of Directors of LASV and DCT;

                  (ii) by the Boards of Directors of LASV or DCT if the Merger has not been consummated on or before February 21, 2001 (or any later date which may be agreed to by the mutual written consent of the Boards of Directors of LASV and DCT); provided, however, that such right to terminate this Agreement shall not be available to any Party that has breached in any material respect its obligations under this Agreement in any manner that has proximately contributed to the failure of the Merger to occur on or before such date.

         12.4 Consequences of Termination. If this Agreement is terminated as provided in Section 14.3, it shall become void and there shall be no liability or obligation on the part of any Party or their respective officers or directors except that the provisions of Sections 6.6, 7.5, 11.2, shall survive such a termination. Nothing in this Section 14.4 shall, however, relieve any Party from any liability for any breach of this Agreement.

                                  ARTICLE XIII

                               GENERAL PROVISIONS

         13.1 Non-Business Days. If the date on which any action (including the delivery of notices) to be taken under this Agreement falls on a day which is not a Business Day, the action will be deemed timely taken if on the next following Business Day.

         13.2 Shareholder Consent. By execution and delivery of this Agreement, LASV, as the sole shareholder of Merger Subsidiary, hereby approves this Agreement, the Merger and the Plan of Merger by written consent in accordance with the DBCA.

         13.3 Notices. All notices or other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when delivered in person or transmitted by telecopier (with receipt confirmed) to a Party at the address or telecopy number, as applicable, set forth below (as any such address or telecopier number may be changed from time to time by notice similarly given):

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

         (1)      if to either LASV Party, to:

                                    LASV Enterprises Inc.
                                    1736 152nd Street, Suite 201
                                    Surrey, British Columbia
                                    Canada V4A 4N4
                                    Attention:       Timothy Metz, President
                                    Telecopy No.: (604) 541-6254

                                    with a copy to:

                                    Warren J. Soloski, Esq.
                                    11300 West Olympic Blvd., Suite 800
                                    Los Angeles, California 90064
                                    Telecopy No.:

         (2)      if to DCT, to:

                                    DCT Corporation Ltd.
                                    c/o  Bannister & Co.
                                    Suite 1, K.S. Darling Building
                                    Dowdeswell Street & School Lane
                                    P.O. Box N-8978
                                    Nassau, N.P., Bahamas
                                    Attention:       Daniel M. Boyar
                                    Telecopy No.:    (242) 356-7236

                                    with a copy to:

                                    Daniel M. Boyar, Attorney at Law
                                    8365 S.E. 21st Avenue
                                    Ocala, Florida 34480
                                    Telecopy No.:    (352) 402-9304

         13.4 Entire Agreement. This Agreement, its Exhibits, the Disclosure Schedules, and all documents delivered under this Agreement, constitute the entire agreement, and supersede all of the prior agreements and undertakings, both written and oral, among the Parties, or any of them, with respect to the subject matter of this Agreement.

         13.5 Assignment; Binding Effect. This Agreement may not be assigned by any of its Parties. Subject to the preceding sentence, this Agreement shall be binding upon the Parties and their respective successors and assigns.

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

         13.6 Counterparts. This Agreement may be executed in multiple counterparts which together shall constitute a single agreement. Delivery by telephonic facsimile transmission of a signed counterpart of this Agreement shall be effective as delivery of a manually signed counterpart and such signature shall be deemed an original hereto.

         13.7 Governing Law; Jurisdiction; Venue. This Agreement and the rights and obligations of the parties created hereby shall be governed by the internal Laws of the State of Delaware without regard to its conflict of law rules. Any judicial proceeding brought against any Party in connection with any dispute between or among them arising under this Agreement or any transactions contemplated hereby shall be brought in the state or federal courts of Delaware and, by execution and delivery of this Agreement, each Party (i) accepts, generally and unconditionally, the exclusive jurisdiction of such courts and any related appellate courts and (ii) irrevocably waives any objection such Party may now have or hereafter have as to venue of any such proceeding arising out of or relating to any dispute arising under this Agreement or the transactions contemplated hereby brought in such courts or any defense of inconvenient forum for the maintenance of such dispute. Each Party agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

         13.8 Severability of Provisions. If a provision of this Agreement or its application to any Person or circumstance, is held invalid or unenforceable in any jurisdiction, to the extent permitted by law, such provision or the application of such provision to Persons or circumstances other than those as to which it is held invalid or unenforceable and in other jurisdictions, and the remaining provisions of this Agreement, shall not be affected.

         13.9 Specific Performance. Each Party agrees that one or more other Parties would be irreparably damaged if any provision of this Agreement were not performed in accordance with its specific terms or was otherwise breached. Therefore, the Parties agree that each Party shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or any of its provisions and to specifically enforce this Agreement and its terms and provisions in any action instituted in any court of the United States or any state thereof having subject matter jurisdiction, in addition to any other remedy to which a Party may be entitled, at law or in equity.

         13.10 Joint Drafting. This Agreement and its Exhibits have been jointly drafted by the Parties and their counsel. Neither this Agreement nor any of its Exhibits shall be construed against any Party based on its authorship.

         13.11 Captions. The article and section headings in this Agreement are for convenience only, and shall not affect the meaning or interpretation of this Agreement.

         13.12 No Third-Party Beneficiaries. There are no third-party beneficiaries of this Agreement, except that the respective Affiliates of the Parties are entitled to the benefits of the respective indemnification obligations of the Parties under Article XI.

         IN WITNESS WHEREOF, the Parties have duly executed this Agreement, all as of the date first written above.
                             LASV:

                                            LASV ENTERPRISES INC.

                                            By: /s/ Timothy Metz
                                            --------------------------
                                                 Timothy Metz, President

                                            DCT COMBINATION, INC.:

                                            By: /s/ authorized signatory
                                            Name:
                                            Title:

                             DCT:

                                            D.C.T. CORPORATION LTD.

                                            By:  /s/ authorized signatory
                                            Name:
                                            Title:



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